UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

Enduro Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35333	45-6259461
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

First Amendment to Conveyance of Net Profits Interest

On September 6, 2017, Enduro Operating LLC, a Delaware limited liability company (“Enduro Operating”) and The Bank of New York Mellon Trust Company, N.A., a national association organized under the laws of the State of New York (the “Trustee”), acting not in its individual capacity but solely as the trustee of Enduro Royalty Trust, a Delaware statutory trust (the “Trust”), entered into the First Amendment to Conveyance of Net Profits Interest (the “Conveyance Amendment”).  The Conveyance Amendment amends that certain Conveyance of Net Profits Interest executed as of November 8, 2011, as supplemented by the Supplement to Conveyance of Net Profits Interest executed as of November 8, 2011 (as supplemented, the “Conveyance”).  The execution of the Conveyance Amendment by the Trustee on behalf of the Trust was approved by the Trust’s unitholders (the “Unitholders”) at the Special Meeting of Unitholders held on August 30, 2017 (the “Special Meeting”).

Pursuant to the terms of the Conveyance, the Trust owns a net profits interest representing the right to receive 80% of the net profits (the “Net Profits Interest”) from the sale of oil and natural gas produced from certain properties in the states of Texas, Louisiana and New Mexico (the “Underlying Properties”) held by Enduro Resource Partners LLC, a Delaware limited liability company (“Enduro”) and its affiliates.  The Conveyance allowed Enduro to sell interests in the Underlying Properties free and clear of the Net Profits Interest subject to certain limitations.  The Conveyance Amendment amended the Conveyance to allow Enduro to sell, free and clear of the Net Profits Interest, interests in the Underlying Properties in excess of such limitations with the approval of Unitholders holding at least 50% of the then outstanding units of the Trust at a meeting held in accordance with the requirements of the trust agreement of the Trust.  The Conveyance Amendment made other conforming amendments to the Conveyance regarding the distribution of any proceeds from such an authorized disposition of the Underlying Properties.

The foregoing description of the Conveyance Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Conveyance Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Partial Release, Reconveyance and Termination Agreement

On September 6, 2017, Enduro Operating and the Trustee, acting not in its individual capacity but solely as the trustee of the Trust, entered into the Partial Release, Reconveyance and Termination Agreement (the “Partial Release”).

Pursuant to the terms of the Partial Release, the Trustee, on behalf of the Trust, reconveyed, terminated, remised, quitclaimed and released to Enduro Operating the Net Profits Interest with respect to certain of the Underlying Properties (the “Divestiture Properties”) sold pursuant to eight letter agreements or purchase and sale agreements, as applicable, (the “Transaction Agreements”) entered into between Enduro Operating and the following counterparties: (i) Chisholm Energy Holdings, LLC, a Delaware limited liability company, (ii) OXY USA, Inc., a Delaware corporation, (iii) Forge Energy, LLC, a Delaware limited liability company, (iv) Summit West Resources LP, a Texas limited partnership, (v) DE Midland III LLC, a Delaware limited liability company, (vi) Parsley Energy, L.P., a Texas limited partnership, (vii) Tracker Resource Development III LLC, a Delaware limited liability company and (viii) QEP Energy Company, a Texas corporation.  The release of the Net Profits Interest associated with the Divestiture Properties was approved by the Unitholders at the Special Meeting.

A copy of the Partial Release is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amendment to Amended and Restated Trust Agreement

On September 6, 2017, Enduro, Wilmington Trust Company, as Delaware trustee of the Trust, and the Trustee, acting not in its individual capacity but solely as trustee of the Trust, entered into the First Amendment to Amended and Restated Trust Agreement (the “Trust Agreement Amendment”).  The Trust Agreement Amendment amends that certain Amended and Restated Trust Agreement of Enduro Royalty Trust dated as of November 3, 2011 (the “Trust Agreement”).

Consistent with the Conveyance, the Trust Agreement allowed the sale of the Underlying Properties free and clear of the Net Profits Interest subject to certain limitations.  The Trust Agreement Amendment amends  the Trust Agreement to allow Enduro to sell, free and clear of the Net Profits Interest, interests in the Underlying Properties in excess of such limitations if Unitholders holding at least 50% of the then outstanding units of the Trust approve such sale at a meeting held in accordance with the requirements of the Trust Agreement.  This amendment reduced the required approval level from 75% to 50% of then outstanding units of the Trust.  The execution of the Trust Agreement Amendment was approved by the Unitholders at the Special Meeting.

The Trust Agreement Amendment also amended provisions of the Trust Agreement regarding the payment of costs and expenses incurred in connection with any future special meeting that is held to seek approval for future sales of Underlying Properties free and clear of the Net Profits Interest.  As amended, the Trust Agreement now provides that if the proposed sale of the Underlying Properties being considered at such special meeting is approved by the Unitholders, the Trust will pay 80% of the costs associated with any such special meeting and Enduro will pay 20% of such costs.

The foregoing description of the Trust Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Trust Agreement Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On September 12, 2017, the Trust issued a press release announcing the closing of the transactions contemplated by each of the Transaction Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 3.1

First Amendment to Amended and Restated Trust Agreement, dated September 6, 2017 but effective as of August 30, 2017, among Enduro Resource Partners LLC, Wilmington Trust Company, as Delaware Trustee, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 10.1	First Amendment to Conveyance of Net Profits Interest, dated September 6, 2017, among Enduro Operating LLC and The Bank of New York Mellon Trust Company, N.A. as Trustee of Enduro Royalty Trust.

Exhibit 10.2

Partial Release, Reconveyance and Termination Agreement, dated September 6, 2017, by and between The Bank of New York Mellon Trust Company, N.A., as Trustee of Enduro Royalty Trust, and Enduro Operating LLC.

Exhibit 99.1	Enduro Royalty Trust Press Release dated September 12, 2017.

EXHIBIT INDEX

Exhibit	Description

Exhibit 3.1

First Amendment to Amended and Restated Trust Agreement, dated September 6, 2017 but effective as of August 30, 2017, among Enduro Resource Partners LLC, Wilmington Trust Company, as Delaware Trustee, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 10.1	First Amendment to Conveyance of Net Profits Interest, dated September 6, 2017, among Enduro Operating LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee of Enduro Royalty Trust.

Exhibit 10.2

Partial Release, Reconveyance and Termination Agreement, dated September 6, 2017, by and between The Bank of New York Mellon Trust Company, N.A., as Trustee of Enduro Royalty Trust, and Enduro Operating LLC.

Exhibit 99.1	Enduro Royalty Trust Press Release dated September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enduro Royalty Trust
	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: September 12, 2017	By:	/s/ Sarah Newell
Sarah Newell
Vice President